Exhibit 10.1

Execution Version

AMENDMENT NO. 1 and Consent, dated as of March 17, 2023 (this “Agreement”), among DUKE ENERGY CORPORATION (the “Company”), DUKE ENERGY CAROLINAS, LLC (“Duke Energy Carolinas”), DUKE ENERGY OHIO, INC. (“Duke Energy Ohio”), DUKE ENERGY INDIANA, LLC (“Duke Energy Indiana”), DUKE ENERGY KENTUCKY, INC. (“Duke Energy Kentucky”), DUKE ENERGY PROGRESS, LLC (f/k/a PROGRESS ENERGY CAROLINAS, INC.) (“Duke Energy Progress”), DUKE ENERGY FLORIDA, LLC (f/k/a PROGRESS ENERGY FLORIDA, INC.) (“Duke Energy Florida”) and PIEDMONT NATURAL GAS COMPANY, INC. (“Piedmont”), the LENDERS party hereto (the “Lenders”), the ISSUING LENDERS party hereto (the “Issuing Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender.
A.Reference is made to the Amended and Restated Credit Agreement dated as of March 18, 2022 (“Existing Credit Agreement”), among the Company, Duke Energy Carolinas, Duke Energy Ohio, Duke Energy Indiana, Duke Energy Kentucky, Duke Energy Progress, Duke Energy Florida and Piedmont (the “Borrowers”), the Lenders party thereto (the “Existing Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as swingline lender (in such capacity, the “Swingline Lender”).
B.The Company has requested to exercise one of the two remaining extension options pursuant to Section 2.01(b) of the Existing Credit Agreement to extend the Commitment Termination Date for one year (the “Extension”).
C.The Borrowers have requested that certain amendments be made to the Existing Credit Agreement, including resetting the Company’s extension options so the Company has two extension options remaining, as more fully set forth herein (the “Amendments”).
D.The Lenders party hereto have agreed to the Extension of the Existing Credit Agreement and the Amendments of the Existing Credit Agreement as set forth herein and as amended hereby (the Existing Credit Agreement as so amended being referred to as the “Amended Credit Agreement”).
Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Terms Generally. (a) The rules of construction set forth in Section 1.01 of the Amended Credit Agreement shall apply mutatis mutandis to this Agreement. Capitalized terms used but not defined herein have the meanings assigned thereto in the Amended Credit Agreement.
(a) As used in this Agreement, “Effective Date” shall have the meaning assigned to such term in Section 6.
SECTION 2. Amendments to Existing Credit Agreement.
(a) Cover Page.
(i)The cover page of the Existing Credit Agreement is hereby amended by replacing “Citigroup Global Markets, Inc.” with “Citibank, N.A.”

(b) Definitions.
(i)Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:
“First Amendment Effective Date” means March 17, 2023.
(ii)Commitment Termination Date. The definition of “Commitment Termination Date” is hereby amended and restated in its entirety as follows:
“Commitment Termination Date” means, for each Lender, March 17, 2028, as such date may be extended from time to time with respect to such Lender pursuant to Section 2.01(b) or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day
(c) Amendment to Section 2.01(b). Section 2.01(b) of the Existing Credit Agreement is hereby amended by deleting the term “Effective Date” and substituting the term “First Amendment Effective Date” therefor.
(d) Amendment to Section 5.09. The first sentence of Section 5.09 of the Existing Credit Agreement is hereby amended by deleting the phrase “including liquidity support for commercial paper and acquisitions”.
(e) Amendment to Section 6.01(f). Section 6.01(f) is hereby amended and restated in its entirety as follows:
any event or condition shall occur and shall continue beyond the applicable grace or cure period, if any, provided with respect thereto so as to result in the acceleration of the maturity of Material Debt (other than (x) any event that permits (i) holders of any Material Debt constituting convertible indebtedness of such Borrower to convert such Material Debt pursuant to their terms or (ii) the conversion of any Material Debt constituting convertible indebtedness of such Borrower pursuant to their terms, in either case, into common stock of such Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of such Borrower), cash or a combination thereof, unless, in either case, such conversion results from a default thereunder or an event of the type that constitutes an Event of Default, and (y) any termination of any related swap or hedging instrument);
SECTION 3. Extension of Commitment Termination Date. Each Lender, by executing this Agreement hereby agrees, effective as of the Effective Date, to extend its Commitment and Commitment Termination Date under the Existing Credit Agreement for one year to March 17, 2028 pursuant to Section 2.01(b) of the Existing Credit Agreement. After giving effect to this Agreement, the Borrowers will have two (2) remaining extension options available under Section 2.01(b) of the Amended Credit Agreement. Any Lender which does not execute this Agreement shall be deemed to have elected not to extend the Commitment Termination Date, and the Commitment of each non-extending Lender shall terminate on its Commitment Termination Date determined without giving effect to such requested extension.
SECTION 4. [Reserved].
SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Borrower party hereto represents and warrants to the Administrative Agent and each of the Lenders that:
(a) The execution, delivery and performance by such Borrower of this Agreement and the Notes are within such Borrower’s powers, have been duly authorized by all necessary company action, require no action by or in respect of, or filing with, any Governmental Authority (except for consents, authorizations or filings which have been obtained or made, as the case may be, and are in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, by laws, certificate of formation or the limited liability company agreement of such Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Material Subsidiaries.
(b) This Agreement constitutes a valid and binding agreement of such Borrower and each Note, if and when executed and delivered by it in accordance with this Agreement, will constitute a valid and binding obligation of such Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general principles of equity.
(c) Each of the representations and warranties made by such Borrower in Article 4 of the Amended Credit Agreement is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct on and as of such earlier date); provided that any representation and warranty that is qualified by materiality or material adverse effect shall be true and correct in all respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct on and as of such earlier date).
(d) No Event of Default or Default has occurred and is continuing as of the date hereof.
SECTION 6. Conditions to Effectiveness. The Amendments in Section 2 and the Extension in Section 3 shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
(a)(1) With respect to the Amendments in Section 2, the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers and the Required Lenders consenting to this Agreement, and (2) with respect to the Extension in Section 3, the Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers and the Lenders having Commitments in an aggregate amount equal to at least 51% of the Commitments in effect on the Effective Date.
(b)The Administrative Agent shall have received a certificate signed by a Vice President, the Treasurer, an Assistant Treasurer or the Controller of the Company, dated the Effective Date, to the effect set forth in clauses (c) and (d) of Section 5 above;
(c)The Administrative Agent shall have received all documents it may have reasonably requested prior to the Effective Date relating to the existence of the Borrowers, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;
(d)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, fees and expenses required to be paid or delivered by the Company on the Effective Date pursuant to the certain fee letter dated as of February 27, 2023 among the arrangers party thereto and the Company, and to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Company hereunder.

(e)The Administrative Agent shall have received, at least three Domestic Business Days prior to the Effective Date, all documentation and other information about the Borrowers that shall have been reasonably requested by the Administrative Agent in writing at least 10 Domestic Business Days prior to the Effective Date and that the Administrative Agent reasonably determines is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and the Beneficial Ownership Regulation.
SECTION 7. Effect of Amendments. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or each of the Lenders under the Existing Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to herein. This Agreement constitutes a “Loan Document,” as such term is defined and referred to in the Existing Credit Agreement.
SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.
SECTION 9. Counterparts; Integration; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement is subject to the Electronic Execution provisions contained in Section 9.10(b) of the Amended Credit Agreement. This Agreement constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
SECTION 10. Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 11. Expenses. The Borrowers shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement.
SECTION 12. APPLICABLE LAW, SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH BORROWER AND EACH LENDER PARTY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH BORROWER AND EACH LENDER PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR

HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENTS, THE ISSUING LENDERS AND THE LENDERS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 14. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
SECTION 15. Headings. The headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

DUKE ENERGY CORPORATION
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	20-2777218

DUKE ENERGY CAROLINAS, LLC
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	56-0205520

DUKE ENERGY OHIO, INC.
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	31-0240030

[Signature Page to Amendment No. 1 and Consent]

DUKE ENERGY INDIANA, LLC
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	35-0594457

DUKE ENERGY KENTUCKY, INC.
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	31-0473080

DUKE ENERGY PROGRESS, LLC
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	56-0165465

[Signature Page to Amendment No. 1 and Consent]

DUKE ENERGY FLORIDA, LLC
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	59-0247770

PIEDMONT NATURAL GAS COMPANY, INC.
By:	/s/ Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer
	Address:	550 South Tryon Street Charlotte, NC 28202
	Attention:	Treasury Department
	Telecopy number:	704-382-4935
	Taxpayer ID:	56-0556998
[Signature Page to Amendment No. 1 and Consent]

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Issuing Lender, Swingline Lender and Lender
By
_/s/ Patrick Engel_________________
Name: Patrick Engel
Title: Managing Director

[Signature Page to Amendment No. 1 and Consent]

Bank of America, N.A., as Lender and Issuing Lender

By	_/s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

[Signature Page to Amendment No. 1 and Consent]

JPMORGAN CHASE BANK, N.A., as Lender and Issuing Lender

By	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

[Signature Page to Amendment No. 1 and Consent]

Mizuho Bank, Ltd., as Lender and Issuing Lender

By	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent]

Bank of China, New York Branch., as Lender and Issuing Lender

By	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to Amendment No. 1 and Consent]

BARCLAYS BANK PLC, as Lender and Issuing Lender

By	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 1 and Consent]

CITIBANK, N.A., as Lender and Issuing Lender

By	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 1 and Consent]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender and Issuing Lender

By	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent]

Royal Bank of Canada, as Lender and Issuing Lender

By	/s/ Martina Wellik
Name: Martina Wellik
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent]

MUFG BANK, LTD., as Lender and Issuing Lender:

By	/s/ Nietzsche Rodricks
Name: Nietzsche Rodricks
Title: Managing Director

[Signature Page to Amendment No. 1 and Consent]

Truist Bank

By	/s/ Catherine Strickland
Name: Catherine Strickland
Title: Vice President

[Signature Page to Amendment No. 1 and Consent]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By	/s/ Rebecca Shellenbarger
Name: Rebecca Shellenbarger
Title: Assistant Vice President

[Signature Page to Amendment No. 1 and Consent]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By	/s/ Suela Von Bargen
Name: Suela Von Bargen
Title: Director

[Signature Page to Amendment No. 1 and Consent]

BNP Paribas, as Lender

By	/s/ Dennis O’Meara
Name: Dennis O’Meara
Title: Managing Director

By	/s/ Victor Padilla
Name: Victor Padilla
Title: Vice President

[Signature Page to Amendment No. 1 and Consent]

GOLDMAN SACHS BANK USA, as Lender

By	/s/ Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent]

Morgan Stanley Bank, N. A., as Lender

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 1 and Consent]

TD Bank, N.A., as Lender

By	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent]

The Bank of Nova Scotia, as Lender

By	/s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Amendment No. 1 and Consent]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By	/s/ James O’Shaughnessy
Name: James O’Shaughnessy
Title: Vice President

[Signature Page to Amendment No. 1 and Consent]

KEYBANK NATIONAL ASSOCIATION, as Lender

By	/s/ Lisa A. Ryder
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent]

REGIONS BANK, as Lender

By	/s/ Tedrick Tarver
Name: Tedrick Tarver
Title: Director

[Signature Page to Amendment No. 1 and Consent]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By	/s/ Daniel Kostman
Name: Daniel Kostman
Title: Executive Director

[Signature Page to Amendment No. 1 and Consent]

The Bank of New York Mellon, as Lender

By	/s/ Molly H. Ross
Name: Molly H. Ross
Title: Vice President

[Signature Page to Amendment No. 1 and Consent]

The Northern Trust Company, as Lender

By	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment No. 1 and Consent]

Bank of Montreal, Chicago Branch, as Lender

By	/s/ Darren Thomas
Name: Darren Thomas
Title: Director

[Signature Page to Amendment No. 1 and Consent]